EXHIBIT 10.37

                             ROADHOUSE GRILL, INC.

                             AMENDED AND RESTATED

                            1994 STOCK OPTION PLAN

      1.    PURPOSE OF THE PLAN

      The purpose of this Plan is to further the growth of Roadhouse Grill, Inc., a Florida corporation (the "Company") by offering an incentive to officers, directors, other key employees and consultants of the Company to continue in the employ of the Company, and to increase the interest of these employees in the Company, through additional ownership of its common stock.

      2.    DEFINITIONS

      Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

            (a) "Board of Directors" means the Board of Directors of the Company.

            (b) "Change of Control" means the acquisition by any person or group (as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of 30% or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of 30% or more in voting power of the outstanding stock of the Company.

            (c) "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Committee" means the Stock Option Committee of the Company.

            (e) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

            (f) "Corporate Transaction" means any (i) reorganization or liquidation of the Company, (ii) reclassification of the Company's capital stock, (iii) merger of the Company with or into another corporation, or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of Employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.

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            (g) "Date of Grant" means, as the case may be: (i) the date fixed in this Plan for mandatory grants of Options; (2) the date the Committee approves the grant of an Option pursuant to this Plan; or (3) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

            (h) "Employee" means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer, director or consultant of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.

            (i) "Exercise Price" means the price per share which must be paid upon exercise of an Option. The Exercise Price may be paid in cash, property (including Common Stock) or a combination of both cash and property, as determined by the Employee upon exercise of the Option and as set forth in
Section 9(c) hereof.

            (j) "Fair Market Value" means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

            (k) "Incentive Stock Option" means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 422 of the Code.

            (l) "Non-Qualified Option" means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan.

            (m) "Option" means any option granted pursuant to this Plan.

            (n) "Publicly Traded" means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.

            (o) "Retirement" means a Termination of Employment by reason of an Employee's retirement at a time when the Employee is at least 65 years old, other than by reason

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of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

            (p) "Termination of Employment" means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

            (q) "Total Disability" means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability, if any, shall be made pursuant to the written policy of the Company pertaining to Employee disability. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company's choosing.

      3.    EFFECTIVE DATE OF THE PLAN

      The "Effective Date" of this Plan is February 14, 1994.

      4.    ADMINISTRATION OF THE PLAN

      The Committee shall be responsible for the administration of this Plan, and shall grant Options pursuant to this Plan; provided, however, that the Committee shall grant only Non-Qualified Options and shall not grant any Incentive Stock Option pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this Section shall be conclusive. The Committee may not amend this Plan. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

      5.    THE COMMITTEE

      The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members of the Committee shall be

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as effective as if it had been made by a vote of a majority of the members who participate in a meeting.

      6.    STOCK SUBJECT TO THE PLAN

      The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is Six Hundred and Fifty Thousand (650,000) shares. If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

      7.    PERSONS ELIGIBLE TO RECEIVE OPTIONS

      Options may be granted only to Employees, as defined in Section 2(h) above.

      8.    GRANTS OF OPTIONS

      Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate and, subject to the limitations in Section 9 below, the Exercise Price and the term of Options granted to an Employee. Any Options granted under this Plan shall be Non-Qualified Options.

      9.    OPTION PROVISIONS

            (a) EXERCISE PRICE. The Exercise Price of each Option shall be as determined by the Committee; provided, however, that the Exercise Price shall not be less than the minimum legal consideration required therefor under the laws of the State of Florida or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

            (b) TERM. The term of each Option shall be as determined by the Committee, but in no event shall the term of an Option be longer than ten (10) years from the Date of Grant.

            (c) MANNER OF EXERCISE. An Option that has vested pursuant to the terms of this Plan may be exercised in whole or in part, in increments of a minimum of 100 shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

                (i) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

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                (ii) a check in an amount, or Common Stock with a Fair Market
Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

                (iii) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee.

      The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

            (d) DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

            (e) VESTING OF OPTIONS. Except as otherwise provided in this Plan, the Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option; provided, however, that upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan and the Stock Option Agreement shall vest upon such Change of Control. An Option shall "vest" at such time as it becomes exercisable in accordance with this Plan and the Stock Option Agreement. Upon exercise of an Option and the delivery of the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever. Notwithstanding any of the foregoing, except as otherwise expressly permitted under the terms of the Option, an officer, director or person who beneficially owns ten percent (10%) or more of the Common Stock (including Options to acquire Common Stock) shall not sell or otherwise dispose of Common Stock acquired upon exercise of an Option granted hereunder until at least six months shall elapse from the Date of Grant of the Option to the date of sale or other disposition of the Common Stock acquired upon exercise of the Option.

            (f) NONTRANSFERABILITY OF OPTIONS. During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to any levy, attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

            (g) RETIREMENT OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

            (h) TOTAL DISABILITY OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

            (i) DEATH OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom as Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within twelve (12) months following the date of his or her Retirement, or (iii) the death of a former Employee within twelve (12) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twelve (12) month period immediately following the date of death (or such longer period as is permitted by the Committee); and
(y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.

            (j) TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT, DEATH OR DISABILITY. If there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

            (k) STOCK OPTION AGREEMENT. As promptly as practicable after an Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be substantially as set forth in Exhibit "A" attached hereto.

      10.   RECAPITALIZATION

            (a) IN GENERAL. If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change:
(i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and (iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

            (b) CORPORATE TRANSACTIONS. If, as a result of a Corporate Transaction while an Option granted pursuant to this Plan is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first Corporate Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. The Company shall not agree to any Corporate Transaction unless the other party to the Corporate Transaction agrees to make available on exercise of the Options granted pursuant to this Plan that are outstanding at the time of the Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

      11.   RIGHTS OF OPTION HOLDER

            (a) STOCKHOLDER. The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

            (b) EMPLOYMENT. Nothing in this Plan or in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.
                                    -7-

      12.   LAWS AND REGULATIONS

      The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof wilt not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

      This Plan is intended to meet the requirements of Rule 16b-3 in order to provide directors, executive officers and ten percent (10%) shareholders with certain exemptions from the application of Section 16(b) of the Exchange Act. To the extent any provision of this Plan or action by the Board of Directors or the Committee fails to meet such requirements, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors or the Committee, as applicable.

      13.   WITHHOLDING OF TAXES

      If, because of the exercise of a Non-Qualified Option, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company either may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

      14.   RESERVATION OF SHARES

      The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

      15.   AMENDMENT OF THE PLAN

      The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect at any date the Board of Directors determines; provided, however, that, without the approval of the stockholders of the Company the Board of Directors may not: (i) increase the maximum number of shares of Common Stock that may be issued on exercise of Options (whether or not then vested) granted pursuant to this Plan; (ii) change the categories of Employees eligible to receive Options; (iii) extend the period during which Options (whether or not then vested) may be exercised; (iv) change the provisions fixing the minimum Exercise Price; or (v) change the provisions as to termination of Options. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether or not then vested), adversely affect the holder's rights pursuant to that Option.

      16.   TERMINATION OF THE PLAN

      The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

                                   EXHIBIT A

                             ROADHOUSE GRILL, INC.
                            STOCK OPTION AGREEMENT

      THIS AGREEMENT is made as of ________ , 199 , by and between ROADHOUSE GRILL, INC, (the "Company") and ____________________ , who is an employee, officer, consultant or director of the Company or one of its subsidiaries (the "Employee").

      WHEREAS, the Employee is a valuable and trusted employee, officer, consultant or director of the Company, and the Company considers it desirable and in its best interests that the Employee be given an inducement to acquire a further proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the "Option Right") to purchase shares of the Company's common stock, $.01 par value (the "Option Stock"), in accordance with the Roadhouse Grill, Inc. 1994 stock Option Plan (the "Plan").

      NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

      1. DEFINITIONS. All terms not defined herein and defined in the Plan shall be giver the meaning expressed in the Plan.

      2. GRANT OF OPTION. The Company hereby grants to the Employee the right, privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the "Option Price"), in the manner and subject to the conditions hereinafter provided in this Agreement and as provided in the Plan. The Option Right granted hereunder is a Non-Qualified Option.

      3. TIME OF EXERCISE OF OPTION. The aforesaid Option Right may be exercised at any time, subject to Section 4, below, and from time to time, until the termination thereof as provided in Section 5, below, or as otherwise provided in the Plan; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on Schedule 1, unless provided otherwise in the Plan.

      4.    VESTING OF OPTION RIGHT. The Option Right shall vest as provided on
            Schedule 1.

      5. METHOD OF EXERCISE. The Option Right shall be exercised in whole or in part, in increments of a minimum of 100 shares (unless the total option Right is for less than 100 shares), at any time, or from time to time, during its term. To exercise an option, the Employee shall deliver written notice in the form attached hereto as Schedule II to the Company at its principal place of business, accompanied by

                          Exhibit A - Page 1 of 4
            payment of the Option Price per share and in compliance with such other conditions and requirements as set forth in the Plan. Payment shall be made by a check and/or by submitting certificates of Common Stock of the Company endorsed to the Company, which shall be given their Fair Market Value on the date of exercise of the Option Right, and by a check equal to any withholding taxes that the Company is required to pay as a result of the exercise of the Option by the Employee. Such an exchange of Common Stock, however, is subject to prior receipt of an opinion of the Company's counsel that the exchange is allowable for all purposes under the securities laws of the United States and the laws of applicable states.

            Subject to the terms and conditions set forth in the Plan, as promptly as practicable after an Option is exercised, the Company shall deliver such shares issuable upon exercise of the Option.

      6. TERMINATION OF EMPLOYMENT. The rights and obligations of the Employee upon Termination of Employment shall be as set forth in the Plan.

      7. RESTRICTIONS ON RESALES. An Employee who may be deemed an "affiliate" of the Company, as that term is defined by the United States Securities and Exchange Commission (the "SEC"), may not resell the shares purchased hereunder except pursuant to registration under the Securities Act of 1933, as amended (the "Securities Act") or an exemption therefrom. Generally, directors, executive officers and holders of ten percent or more of the Company's shares may be regarded as affiliates of the Company.

            An affiliate who desires to reoffer and resell shares acquired from the Company hereby may do so pursuant to the applicable requirements of Rule 144 under the Securities Act, including the provisions governing the amount of securities that may be sold during any three-month period, the manner of sale and the filing of a Form 144 notice. Alternatively, such an affiliate may reoffer or resell such shares pursuant to a separate reoffer prospectus, if one is available. The amount of shares that may be reoffered or resold pursuant to such prospectus by such affiliate, and any other persons with whom such affiliate is acting in concert for the purpose of selling shares, may be subject to limitations specified in Rule 144(e). The Employee's status as an affiliate is determined at the time of the exercise of the Option.

            Resale of shares issuable hereunder may be subject to other state and federal securities law. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other laws prior to resale of such shares.

            Under the plan, the Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent

                          Exhibit A - Page 2 of 4
            and warrant at the time of any exercise that the shares are being purchased only for Investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.

      8. RECLASSIFICATION, MERGER, ETC. The rights and obligations of the Company and the Employee as result of the transactions specified in
            Section 10 of the Plan shall be as provided therein.

      9. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option Right is nonassignable and nontransferable by the Employee except as provided in the Plan and, during his lifetime, is exercisable only by him. The Employee shall have no rights as a stockholder with respect to the Stock Option until payment of the Option Price and delivery to him of such shares as herein provided. Nothing in this Agreement shall confer any right in an employee to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such employment at any time.

      10. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                    ROADHOUSE GRILL, INC.

By:                                 By:
   -----------------------------       --------------------------------
   Charles D. Barnett,                 J. David Toole, III, President
   Secretary

                          Exhibit A - Page 3 of 4

      I hereby accept the Stock Option Right Offered to me by the Company, as set forth in this Stock Option Agreement dated as of __________ , 19 ____ and
Schedule I, which is attached thereto.

                                    Accepted by:

                                    --------------------------------------------
                                    Employee

                                    --------------------------------------------
                                    Date

                          Exhibit A - Page 4 of 4

                                  SCHEDULE I

      The information set forth in this Schedule I is subject to all of the terms of the Roadhouse Grill, Inc. Stock Option Agreement to which this Schedule is attached.

      1.    Name of Employee, Officer, Consultant of Director:

      --------------------------------------------------------------------------

      2.    Address:

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      --------------------------------------------------------------------------

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      3.    Social Security Number:

      4.    Number of Shares:

      5.    Exercise Price: $___________________ per share

      6.    Type of Option: Non-Qualified Stock Option

      7.    NUMBER OF SHARES        DATE VESTED       TERMINATION DATE

                          Schedule I - Page 1 of 1

                                  SCHEDULE II
                              NOTICE OF EXERCISE

      I, the undersigned Employee, hereby give notice of the exercise of the option described below, to the extent and in the manner specified herein, subject to all of the terms and conditions of the Roadhouse Grill, Inc. Stock Option Agreement granting this Option and the Roadhouse Grill, Inc. 1994 Stock Option Plan. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

      1.    Name of Employee, Officer, Consultant of Director:

      --------------------------------------------------------------------------

      2.    Address:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      3.    Social Security Number:

      4.    Number of Shares Being Exercised on This Date:

      5.    Exercise Price: $___________________ per share

      6.    Manner of Payment:

            _______     Check (Amount enclosed: $____________

            ________    Stock Certificates (subject to receipt
                        of opinion of counsel, as specified in
                        Section 5 of the Stock Option
                        Agreement)

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Print Name

                         Schedule II - Page 1 of 1